EXHIBIT I

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:   November 9, 2007

                                      HEALTHCOR MANAGEMENT, L.P., for itself and as manager on behalf of (i) HEALTHCOR OFFSHORE, LTD., (ii) HEALTHCOR HYBRID OFFSHORE, LTD. and (iii) HEALTHCOR STRATEGIC, LLC

                                      By: HealthCor Associates, LLC, its general
                                          partner


                                          By: /s/ Steven J. Musumeci
                                          -------------------------------------
                                          Name: Steven J. Musumeci
                                          Title: Chief Operating Officer


                                      HEALTHCOR CAPITAL L.P., for itself and as manager on behalf of
                                      HEALTHCOR L.P.

                                      By: HealthCor Group, LLC, its general
                                          partner

                                          By: /s/ Steven J. Musumeci
                                          -------------------------------------
                                          Name: Steven J. Musumeci
                                          Title: Chief Operating Officer


                                      HEALTHCOR ASSOCIATES, LLC

                                      By: /s/ Steven J. Musumeci
                                           ----------------------
                                           Name: Steven J. Musumeci
                                           Title: Chief Operating Officer


                                      HEALTHCOR GROUP, LLC

                                      By: /s/ Steven J. Musumeci
                                          ----------------------
                                          Name: Steven J. Musumeci
                                          Title: Chief Operating Officer


                                          /s/ Joseph Healey
                                          ------------------
                                          JOSEPH HEALEY, Individually


                                          /s/ Arthur Cohen
                                          ------------------
                                          ARTHUR COHEN, Individually